Exhibit 10(k)(xi)

EXECUTION COPY

FIRST AMENDMENT to AMENDED AND RESTATED Note Agreement AND GUARANTY

FIRST AMENDMENT TO AMENDED AND RESTATED NOTE AGREEMENT AND GUARANTY, dated as of February 17, 2012 (this “Amendment”), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the “Company”), the Guarantors (as defined in the Note Agreement referred to below), and the holders of Notes (as defined in the Note Agreement referred to below) from time to time party thereto (each individually, a “Noteholder”, and collectively, the “Noteholders”).

W I T N E S S E T H:

WHEREAS, the Company and Guarantors party thereto and the Noteholders are parties to that certain Amended and Restated Note Agreement and Guaranty, dated as of July 16, 2010 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Note Agreement”); and

WHEREAS, the Company has requested the amendment of a certain provision of the Note Agreement, and the Noteholders have indicated willingness to agree to such an amendment subject to certain limitations and conditions, as provided for herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement will be amended as follows:

1.             Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

2.             Amendment to Paragraph 11B of the Note Agreement (Other Terms). Paragraph 11B of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the definition of “Consolidated EBITDA” therein in its entirety and inserting in lieu thereof the following definition:

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) Consolidated Interest Expense for such period, (b) income tax expense for such period, (c) depreciation and amortization for such period, (d) all non-cash charges (including any non-cash expenses relating to stock option exercises or other non-cash, stock-based compensation such as restricted stock units) during such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made), (e) all charges related to the early retirement of Indebtedness during such period, (f) cash restructuring charges not in excess of $25,000,000 in any period of four fiscal quarters or $75,000,000 in the aggregate from and after July 16, 2010, and (g) in any fiscal quarter ending on or before December 31, 2014, the amount of any pension settlement or curtailment expense

(including, without limitation, (1) any such expenses, incurred in prior periods, the recognition of which has been deferred in accordance with GAAP, and (2) any such expenses in the form of premium payment or other obligation or amount paid or payable to third parties as consideration for the assumption or defeasance of such obligations) required or permitted to be recognized as the result of the permanent settlement or defeasance of any pension obligation of the Company or any Subsidiary, provided that the aggregate amount to be added back with respect to all such periods pursuant to this clause (g) after January 1, 2012, shall not exceed $140,000,000, and minus, without duplication, (x) all non-cash gains and income for such period, and (y) any gains related to the early retirement of Indebtedness for such period, all determined on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, Consolidated EBITDA for the fiscal quarters of the Company ended December 31, 2009, March 31, 2010 and June 30, 2010 will be deemed for all purposes of this Agreement to be $45,836,000, $33,501,000 and $49,235,000, respectively.

3.             Representations and Warranties. The Company and each Guarantor hereby:

(a)                repeats (and confirms as true and correct) as of the Amendment Effective Date to the Noteholders each of the representations and warranties made by the Company and such Guarantor pursuant to the Note Agreement (other than such representations expressly given as of a specific date) and incorporates such representations and warranties herein (as though set forth herein) in their entirety; and

(b)               further represents and warrants as of the Amendment Effective Date that:

   (i)                 No Default. No Default or Event of Default shall have occurred and be continuing on such date after giving effect to this Amendment;

    (ii)               Power of Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person;

    (iii)             Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principals of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights;

   (iv)             No Consents Required. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

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    (v)               Acknowledgment of Obligation: Waiver of Claims. It has no defenses, offsets or counterclaims against any of its obligations under and in respect to the Notes or the AI Guaranty Agreement and that all amounts outstanding under and in respect of the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim; and

    (vi)             Revolving Credit Agreement. Other than that certain First Amendment being executed on the date hereof, there have been no amendments to the Revolving Credit Agreement.

4.                  Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b)(i) notwithstanding the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes or the AI Guaranty Agreement to consent to the amendment to the Note Agreement effected pursuant to this Amendment; and (ii) nothing in Note Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.

5.                  Conditions Precedent. This Amendment shall become effective as of the first date on which the conditions precedent set forth below shall have been fulfilled (the “Amendment Effective Date”):

      (a)                the Noteholders shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of the Company and each of the Guarantors;

     (b)               the representations and warranties contained in Section 3 above shall be true and correct in all material respects on and as of the Amendment Effective Date, as if made on and as of the Amendment Effective Date and there shall exist on the Amendment Effective Date no Event of Default or Default;

     (c)                the Company shall have paid all outstanding costs, expenses and fees of the Noteholders (including reasonable attorneys fees and expenses of Bingham McCutchen LLP) incurred in connection with the documentation of this Amendment (including a reasonable estimate of post-closing fees and expenses) to the extent invoiced (this provision shall not be construed to limit the obligations of the Company under Paragraph 12B of the Note Agreement);

        (d)               the Company shall have paid to the Noteholders a non-refundable amendment fee in the amount of $30,000 by federal funds wire transfer in immediately available funds as set forth on Exhibit A;

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   (e)                the Company and each other Guarantor shall have made all requests, filings, and registrations with, and obtained all consents and approvals from, the relevant national, state, local or foreign jurisdiction(s), or any administrative, legal or regulatory body or agency thereof, that are necessary for the Company and each Guarantor in connection with this Amendment and any and all other documents relating thereto; and

      (f)                the Noteholders shall have received such additional documents or certificates with respect to legal matters or corporate or other proceeding related to the transactions contemplated hereby as may be reasonable requested by the Noteholders.

6.                  GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEW YORK.

7.                  No Other Amendments: Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

8.                  Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

9.                  Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ALBANY INTERNATIONAL CORP.

By: /s/ John Cozzolino

Name: John Cozzolino

Title: Chief Financial Officer

ALBANY INTERNATIONAL HOLDINGS TWO,
INC., as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

ALBANY ENGINEERED COMPOSITES, INC.
(formerly known as ALBANY INTERNATIONAL
TECHNIWEAVE, INC.), as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

ALBANY INTERNATIONAL RESEARCH CO.,
as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

GESCHMAY CORP. as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

BRANDON DRYING FABRICS, INC., as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

GESCHMAY WET FELTS, INC., as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

GESCHMAY FORMING FABRICS CORP., as a Guarantor

By: /s/ Charles J. Silva

Name: Charles J. Silva

Title: Vice President

The foregoing Amendment is hereby

accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By:   /s/ Eric R. Seward

Name:  Eric R. Seward

Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager
By:	Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Eric R. Seward

Name:  Eric R. Seward

Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:	Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Eric R. Seward

Name:  Eric R. Seward

Title: Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Eric R. Seward

Name:  Eric R. Seward

Title: Vice President

Exhibit A

Wiring Instructions and Amendment Fee:

The Prudential Insurance Company of America	$16,800

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

Bank: JPMorgan Chase Bank

Address: New York, NY

ABA No.: 021-000-021

Reference: Albany International Amendment Fee

The Prudential Insurance Company of America	$3,400

Account Name: The Prudential - Privest Portfolio

Account No.: P86189 (please do not include spaces)

Bank: JPMorgan Chase Bank

Address: New York, NY

ABA No.: 021-000-021

Reference: Albany International Amendment Fee

The Prudential Life Insurance Company, Ltd.	$3,000

Account Name: Prudential International Insurance
Service Co.

Account No.: 304199036 (please do not include spaces)

Bank: JPMorgan Chase Bank

Address: New York, NY

ABA No.: 021-000-021

Reference: Albany International Amendment Fee

Gibraltar Life Insurance Co., Ltd.	$6,000

Account Name: Prudential International Insurance

Service Company

Account No.: 304199036 (please do not include spaces)

Bank: JPMorgan Chase Bank

Address: New York, NY

ABA No.: 021-000-021

Reference: Albany International Amendment Fee

Exhibit A

Security Benefit Life Insurance Company, Inc.	$800

Account Name: Trust Operations

Account No.: 9870161974 (please do not include spaces)

Bank: UMB Bank N.A.

ABA No.: 101-000-695

Reference: Security Benefit Life Ins. Co.

Acct. #126139.1

Further Reference: Albany International Amendment Fee

 Exhibit A